Supplement dated Dec. 7, 2017 to the Prospectuses dated May 1, 2017
Prospectus Form #/Date
Product Name	National	New York
RiverSource ® RAVA 5 Advantage® Variable Annuity/RAVA 5 Select® Variable Annuity/RAVA 5 Access® Variable Annuity (Offered for contract applications signed on or after April 29, 2013)	S-6594 CC (5/17)	S-6595 CC (5/17)
RiverSource ® RAVA 5 Advantage® Variable Annuity/RAVA 5 Select® Variable Annuity/RAVA 5 Access® Variable Annuity (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)	S-6515 CC (5/17)	S-6517 CC (5/17)
RiverSource ® RAVA 5 Advantage® Variable Annuity/RAVA 5 Select® Variable Annuity/RAVA 5 Access® Variable Annuity (Offered for contract applications signed prior to April 30, 2012)	140463 CC (5/17)	140464 CC (5/17)
RiverSource ® Retirement Annuity Group Contract I	S-6611 CC (5/17)
RiverSource ® Retirement Annuity Group Contract II	S-6612 CC (5/17)
RiverSource ® Variable Universal Life 5/RiverSource® Variable Universal Life 5-Estate Series	S-6542 CC (5/17)	S-6543 CC (5/17)
This supplement describes proposed changes to certain investment options offered under variable annuity contracts and variable life insurance policies (the “Contracts”) listed above. Please retain this supplement with your prospectus for future reference.
The Board of Trustees of Columbia Funds Variable Insurance Trust II (the Trust) has approved a Plan of Liquidation (the Plan) of the Variable Portfolio – Eaton Vance Floating-Rate Income Fund (including the Class 2 shares held by the variable account) (the Fund) pursuant to which the Fund will be liquidated. Completion of a transaction (the Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund is subject to a number of conditions, including shareholder approval of the Transaction.
If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about April 27, 2018 (the Liquidation Date) at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Shareholders of the Fund may redeem their investments in the Fund at any time prior to the Liquidation Date.
If you have Contract value allocated to the Fund, you may transfer it to any other available investment option prior to the Liquidation Date. Such transfers will not count toward any Contract level limitations on the number of transfers allowed per year. Any Contract value remaining in the Fund on the Liquidation Date will be transferred to the Columbia Variable Portfolio — Government Money Market Fund without charge. Thereafter, the Fund will no longer be available as an investment option under your Contract.
For 90 days after the Liquidation Date, you may transfer Contract value allocated to the Columbia Variable Portfolio — Government Money Market Fund to any other investment option available under your Contract without charge. Such transfers will not count toward any Contract level limitations on the number of transfers allowed per year.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6594-23 A (12/17)
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